Exhibit 10.4

EXECUTION VERSION

AMENDMENT NO. 1 TO GUARANTY AGREEMENT

AMENDMENT NO. 1 TO GUARANTY AGREEMENT, dated June 22, 2012 (this “Amendment”), is by and among Wells Fargo Capital Finance, LLC, formerly known as Wells Fargo Foothill, LLC, a Delaware limited liability company, in its capacity as administrative agent and co-collateral agent pursuant to the Loan Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as lenders (in such capacity, “Agent”), NCI Group, Inc., a Nevada corporation (“NCI”), Robertson-Ceco II Corporation, a Delaware corporation (“Robertson-Ceco”, and together with NCI, each individually, a “Borrower” and collectively, “Borrowers”), NCI Building Systems, Inc., a Delaware corporation (“NCI Building Systems” or “Parent”) and Steelbuilding.com, Inc., a Delaware corporation (“Steelbuilding” and together with Parent and Borrowers, each individually a “Guarantor” and collectively, “Guarantors”).

WITNESSETH:

WHEREAS, Agent, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated October 20, 2009, by and among Agent, Lenders, Borrowers, Guarantors and the other agents named therein (as amended by Amendment No. 1 to the Loan and Security Agreement, dated December 3, 2010, and Amendment No. 2 to the Loan and Security Agreement, dated May 2, 2012, and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”) and the other Financing Agreements;

WHEREAS, Guarantors have guaranteed certain obligations of the Borrowers and Parent under the Loan Agreement pursuant to that certain Guaranty Agreement dated as of October 20, 2009 (the “ABL Guaranty”), among Guarantors and ABL Agent;

WHEREAS, Guarantors desire to amend certain provisions of the ABL Guaranty as set forth herein, and Agent is willing to agree to such amendments on the terms and subject to the conditions set forth herein; and

WHEREAS, by this Amendment, Agent and Guarantors desire and intend to evidence such amendments;

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Amendment to ABL Guaranty. The ABL Guaranty is, effective as of the satisfaction of the conditions precedent set forth in Section 3 below, hereby amended by deleting the initial paragraph thereof in its entirety and replacing it with the following:

“THIS GUARANTY AGREEMENT, dated October 20, 2009 (as amended, modified, supplemented, extended, renewed, restated or replaced, the “Guaranty”) is by NCI Group, Inc., a Nevada corporation (“NCI”), Robertson-Ceco II Corporation, a Delaware corporation (“Ceco” and, collectively with NCI and each other Borrower (as such term is defined in the Loan Agreement, as hereinafter defined) under the Loan Agreement from time to time, each individually a “Borrower” and collectively the “Borrowers”), NCI Building Systems, Inc., a Delaware corporation (“Company”) and Steelbuilding.com, Inc., a Delaware corporation (“Steelbuilding”), in favor of Wells Fargo Capital Finance, LLC, a Delaware limited liability company, in its capacity as administrative agent and collateral agent for the Secured Parties, as such term is defined in the Loan Agreement, (in such capacity, “Agent”). The Company, Ceco, NCI, Steelbuilding and any other Subsidiary of the Company that becomes party hereto after the date hereof in accordance with Section 17 hereof are sometimes hereinafter referred to hereunder individually each, as a “Guarantying Party” and collectively, as “Guarantying Parties”.”

2.          Interpretation. For purposes of this Amendment, all terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Loan Agreement.

3.          Conditions Precedent. The amendment contained herein shall only be effective on the date on which each of the following conditions precedent are satisfied in a manner reasonably satisfactory to Agent (the “Amendment Effective Date”):

(a)          Agent shall have received counterparts of this Amendment, duly authorized, executed and delivered by Borrowers and Guarantors; and

(b)           Agent shall have received the consent or authorization from such Lenders as are required for the amendments provided for herein to execute this Amendment on behalf of the Lenders.

Agent will promptly confirm the occurrence of the Amendment Effective Date in writing to Parent.

4.          Effect of this Amendment. Except as expressly set forth herein, no other amendments, changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and Borrowers and Guarantors shall not be entitled to any other or further amendment by virtue of the provisions of this Amendment or with respect to the subject matter of this Amendment. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. The ABL Guaranty and this Amendment shall be read and construed as one agreement. On and after the date that all conditions set forth in Section 3, above, shall have been satisfied and this Amendment has become effective, each reference in the ABL Guaranty to “this Guaranty”, “hereunder”, “hereof”, “herein” or words of like import, and each reference in the other Financing Agreements to the ABL Guaranty, shall mean and be a reference to the ABL Guaranty as amended hereby.

5.          Governing Law. The validity, interpretation and enforcement of this Amendment and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

6.          Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

7.          Entire Agreement. This Amendment represents the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

8.          Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

9.          Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall have the same force and effect as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart of this Amendment, but the failure to do so shall not affect the validity, enforceability, and binding effect of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

WELLS FARGO CAPITAL FINANCE, LLC, as Administrative Agent

By:	/s/ Matt Mouledous
Name:	Matt Mouledous
Title:	VP

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NCI GROUP, INC

By:	/s/ Mark Johnson
Name:	Mark Johnson
Title:	Executive Vice President, Chief
Financial Officer and Treasurer

ROBERTSON-CECO II CORPORATION

By:	/s/ Mark Johnson
Name:	Mark Johnson
Title:	Executive Vice President, Chief
Financial Officer and Treasurer

NCI BUILDING SYSTEMS, INC.

By:	/s/ Mark Johnson
Name:	Mark Johnson
Title:	Executive Vice President, Chief
Financial Officer and Treasurer

STEELBUILDING.COM INC.

By:	/s/ Mark Johnson
Name:	Mark Johnson
Title:	Vice President - Accounting